For   the  fiscal  period  ended   (s)
6/30/97
File number  811-03421

                         SUB-ITEM 77-0

                         EXHIBITS

              Transactions    Effected
Pursuant to Rule 10f-3

1.   Name of Issuer
     Borg Warner Automotive

2.   Date of Purchase
     2/20/97

3.   Number of Securities Purchased
     44,500

4.   Dollar Amount of Purchase
     $2,091,500

5.   Price Per Unit
     $47.00

6.     Name(s)  of  Underwriter(s)  or
Dealer(s)
     From whom Purchased
     Merrill  Lynch, Pierce, Fenner  &
Smith Incorporated

7.   Other Members of the Underwriting
Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER
PaineWebber Incorporated
Prudential Securities Incorporated
Legg Mason Wood Walker, Incorporated
Lehman Brothers Inc.
Morgan Stanley & Co. Incorporated
ABN AMRO Chicago Corporation
Credit Lyonnais Securities (USA) Inc.
Dean Witter Reynolds Inc.
Deutsche Morgan Grenfell Inc.
McDonald & Company Securities, Inc.
Smith Barney Inc.
Chase Securities Inc.
Nesbitt Burns Securities Inc.
Scotia Capital Markets (USA) Inc.
Cleary Cull Reiland & McDevitt Inc.
Dominick & Dominick, Incorporated
Gabelli & Company, Inc.
Mesirow Financial, Inc.
Neuberger & Berman, LLC
Stifel,     Nicolaus    &     Company,
Incorporated

For   the  fiscal  period  ended   (s)
6/30/97
File number  811-03421

                         SUB-ITEM 77-0

                         EXHIBITS

              Transactions    Effected
Pursuant to Rule 10f-3

1.   Name of Issuer
     The Hertz Corporation

2.   Date of Purchase
     4/25/97

3.   Number of Securities Purchased
     11,500

4.   Dollar Amount of Purchase
     $276,000

5.   Price Per Unit
     $24.00

6.     Name(s)  of  Underwriter(s)  or
Dealer(s)
     From whom Purchased
     J.P. Morgan Securities Inc.

7.   Other Members of the Underwriting
Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER
Goldman, Sachs & Co.
Lehman Brothers Inc.
Salomon Brothers Inc.
Smith Barney Inc.
ABN AMRO Chicago Corporation
Bear, Stearns & Co. Inc.
Alex. Brown & Sons Incorporated
Chase Securities, Inc.
Citicorp Securities, Inc.
Credit Suisse First Boston Corporation
Dean Witter Reynolds Inc.
Deutsche Morgan Grenfell Inc.
Donaldson Lufkin & Jenrette Securities
Corporation
A. G. Edwards & Sons Inc.
Merril  Lynch, Pierce, Fenner &  Smith
Incorporated
Montgomery Securities
Oppenheimer & Co., Inc.
PaineWebber Incorporated
Prudential Securities Incorporated
Sanford C. Bernstein & Co. Inc.
William Blair & Company L.I.C.
J.C. Bradford & Co.
Furman Selz L.L.C.
Legg Mason Wood Walker, Incorporated
McDonald & Co. Securities Inc.
Neuberger & Berman
Piper Jaffray Inc.
The Robinson-Humphrey Company, Inc.
Charles Schwab & Co., Inc.
Stephens Inc.
Sutro & Co. Incorporated
Blaylock & Partners, L.P.
First of Michigan Corporation
WR Lazard, Laidlaw Incorporated
NatCity Investments, Inc.
Roney & Co., L.L.C.
Samuel A. Ramirez & Co. Inc.
Muriel Siebert & Co., Inc.
Stifel,     Nicolaus     &     Company
Incorporated
Sturdivant & Co., Inc.


For   the  fiscal  period  ended   (s)
6/30/97
File number  811-03421

                         SUB-ITEM 77-0

                         EXHIBITS

              Transactions    Effected
Pursuant to Rule 10f-3

1.   Name of Issuer
      Nationwide  Financial  Services,
Inc.

2.   Date of Purchase
     3/5/97

3.   Number of Securities Purchased
     12,500

4.   Dollar Amount of Purchase
     $293,750

5.   Price Per Unit
     $23.50

6.     Name(s)  of  Underwriter(s)  or
Dealer(s)
     From whom Purchased
       Credit   Suisse  First   Boston
Corporation

7.   Other Members of the Underwriting
Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER
Lehman Brothers, Inc.
Smith Barney Inc.
Dean Witter Reynolds Inc.
Deutsche Morgan Grenfell Inc.
Merril  Lynch, Pierce, Fenner &  Smith
Incorporated
PaineWebber Incorporated
Prudential Securities Incorporated
McDonald & Company Securities, Inc.
Neuberger & Berman LLC
Morgan Stanley & Co. Incorporated
Bear, Sterns & Co., Inc.
Alex. Brown & Sons Incorporated
Dillon, Read & Co. Inc.
Donaldson,    Lufkin    &     Jenrette
Securities Corporation
A.G. Edwards & Sons, Inc.
Goldman, Sachs & Co.
Invemed Associates, Inc.
J.P. Morgan Securities, Inc.
Oppenheimer & Co., Inc.
Salomon Brothers Inc.
Schroder Wertheim & Co. Incorporated
Wasserstein Perella Securities, Inc.
Conning & Company
Advest, Inc.
M.R. Beal & Company
Sanford C. Bernstein & Co., Inc.
Blaylock & Partners, L.P.
Dain Bosworth Incorporated
Doley Securities, Inc.
Dowling & Partners Securities, LLC
Everen Securities, Inc.
Fox-Pitt, Kelton Inc.
Furman Selz LLC
Janney Montgomery Scott Inc.
Ladenburg, Thalmann & Co. Inc.
WR Lazard, Laidlaw Inc.
The Ohio Company
Ormes Capital Markets, Inc.
Paulsen Securities
Ragen MacKenzie Incorporated
Raymond James & Associates, Inc.
The Robinson-Humphrey Company, Inc.
Sands Brothers  & Co., Ltd.
Stephens Inc.
Trilon International Inc.
Utendahl Capital Partners, L.P.

For   the  fiscal  period  ended   (s)
6/30/97
File number  811-03421

                         SUB-ITEM 77-0

                         EXHIBITS

              Transactions    Effected
Pursuant to Rule 10f-3

1.   Name of Issuer
     Hartford Life, Inc.

2.   Date of Purchase
     5/22/97

3.   Number of Securities Purchased
     42,300

4.   Dollar Amount of Purchase
     $1,194,975

5.   Price Per Unit
     $28.25

6.     Name(s)  of  Underwriter(s)  or
Dealer(s)
     From whom Purchased
     Goldman, Sachs & Co.

7.   Other Members of the Underwriting
Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER
Lehman Brothers, Inc.
Dean Witter Reynolds Inc.
Merril  Lynch, Pierce, Fenner &  Smith
Incorporated
PaineWebber Incorporated
Prudential Securities Incorporated
Neuberger & Berman, LLC
Morgan Stanley & Co. Incorporated
A.G. Edwards & Sons, Inc.
Conning & Company
Advest, Inc.
Sanford C. Bernstein & Co., Inc.
Dain Bosworth Incorporated
Dowling & Partners Securities, LLC
Fox-Pitt, Kelton Inc.
Janney Montgomery Scott Inc.
Raymond James & Associates, Inc.
The Robinson-Humphrey Company, Inc.
Stephens Inc.
Smith Barney Inc.
J.C. Bradford & Co.
Credit Suisse First Boston Corporation
Interstate/Johnson Lane Corporation
Edward D. Jones & Co., L.P.
Legg Mason Wood Walker, Incorporated
Piper Jaffray Inc.
Principal Financial Securities, Inc.
Sutro & Co. Incorporated
Wheat, First Securities, Inc.
For   the  fiscal  period  ended   (s)
6/30/97
File number  811-03421

                         SUB-ITEM 77-0

                         EXHIBITS

              Transactions    Effected
Pursuant to Rule 10f-3

1.   Name of Issuer
     Servico

2.   Date of Purchase
     6/24/97

3.   Number of Securities Purchased
     165,600

4.   Dollar Amount of Purchase
     $2,401,200

5.   Price Per Unit
     $14.50

6.     Name(s)  of  Underwriter(s)  or
Dealer(s)
     From whom Purchased
     Lehman Brothers Inc.

7.   Other Members of the Underwriting
Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER
Alex. Brown & Sons Incorporated
Montgomery Securities
Raymond James & Associates, Inc.
Bear, Sterns & Co., Inc.
A.G. Edwards & Sons, Inc.
Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner &  Smith
Incorporated
Paine Webber Incorporated
Prudential Securities Incorporated
Branch, Cabell and Company
J.C. Bradford & Co.
Chatsworth Securities LLC
Fahnestock & Co., Inc.
Frith Brothers Investments, Inc.
Gruntal & Co., Incorporated
Edward D. Jones & Co., L.P.
Legg Mason Wood Walker, Incorporated
Sands Brothers & Co., Ltd.
William Capital Group, L.P.